Execution Version
EIGHTH AMENDMENT AGREEMENT
    This EIGHTH AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of May 12, 2025 is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), the Guarantors party to the ULCA (as defined below), NATIXIS, NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”) and each of the other Lenders party hereto.
PRELIMINARY STATEMENT
A.Reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “ULCA”), by and among the Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as administrative agent, Natixis, New York Branch, as ULCA Collateral Agent, the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time.

B.The Borrower and the Guarantors have requested, and the Lenders party hereto constituting Required Lenders and the Administrative Agent have agreed to amend certain provisions of the ULCA as more fully set forth herein.

C.Section 9.1 of the ULCA provides that the Lenders party hereto, constituting Required Lenders, the Administrative Agent, the Borrower and each other Loan Party who is a party to the ULCA may amend and supplement the ULCA in the manner set forth in this Amendment Agreement.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Amendment Agreement, the parties hereto agree as follows:
Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA apply to this Amendment Agreement, mutatis mutandis.
Section 2. Amendments to the ULCA. Effective from and after the date hereof, upon the satisfaction of the conditions set forth in Section 4 hereof and the occurrence of the Eighth Amendment Effective Date (as defined below), the ULCA is hereby amended to read as set forth in Annex A hereto (by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: double-underlined text) in Annex A and by deleting the language indicated by ~~strikethrough text~~ (indicated textually in the same manner as the following example: stricken text) in Annex A). Notwithstanding any provision of this Amendment to the contrary, (a) no other provisions of the ULCA and (b) none of the exhibits or schedules to the ULCA are intended to or shall be amended or otherwise modified or affected by this Amendment, except as expressly set forth herein.
Section 3. Representations and Warranties.
The Borrower and each Guarantor hereby represent and warrant to the Administrative Agent, Lenders and Issuing Banks that, as of the Eighth Amendment Agreement Effective Date (both immediately before and immediately after the execution and delivery of this Amendment Agreement) (A) this Amendment Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law); (B) no Reimbursement Obligations are outstanding; (C) no Default or Event of Default

NFE ULCA – Eighth Amendment Agreement

has occurred and is continuing or will result from the transactions contemplated by this Amendment Agreement; (D) the LC Exposure is less than the Total LC Limit; and (E) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof.

Section 4. Effectiveness.
This Amendment Agreement shall become effective without any further action or consent by any party, on the date (the “Eighth Amendment Effective Date”), when each of the following conditions shall have been satisfied:

A.the Administrative Agent shall have received from the Borrower, each other Loan Party, and Lenders constituting the Required Lenders a duly executed counterpart of this Amendment;

B.substantially concurrently with the Eighth Amendment Effective Date, the Borrower shall have consummated an amendment to the Revolving Credit Agreement, which shall, among other things, have the effect of requiring a prepayment of certain loans under the Revolving Credit Agreement in an aggregate principal amount of $270,000,000 with the proceeds of the transactions contemplated by the Equity and Asset Purchase Agreement, dated as of March 26, 2025, by and among Atlantic Energy Holdings LLC, the Borrower and Excelerate Energy Limited Partnership (the “Eighth Amendment Asset Sale”), in form and substance as set forth in the draft amendment to such document delivered to the Administrative Agent by counsel to the Borrower on May 12, 2025 or on such other terms and conditions as are satisfactory to the Administrative Agent and the existing Required Lenders in their sole discretion;

C.substantially concurrently with the Eighth Amendment Effective Date, the Borrower shall have consummated an amendment to the Term Loan A Credit Agreement, which shall, among other things, have the effect of requiring a prepayment of certain loans under the Term Loan A Credit Agreement in an aggregate principal amount of $55,000,000 with the proceeds of the transactions contemplated by the Eighth Amendment Asset Sale, in form and substance as set forth in the draft amendment to such document delivered to the Administrative Agent by counsel to the Borrower on May 12, 2025 or on such other terms and conditions as are satisfactory to the Administrative Agent and the existing Required Lenders in their sole discretion;

D.as of the Eighth Amendment Effective Date, both before and after giving effect to this Amendment: (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties contained herein shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof; and

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E.all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or its legal counsel (to the extent provided for in the ULCA) in connection with the preparation and negotiation of this Amendment that have been invoiced at least one (1) Business Day prior to the Amendment Effective Date shall have been paid.

F.The Borrower shall have paid or caused to be paid on or before the Eighth Amendment Effective Date all fees, costs and expenses then payable to the Administrative Agent and Lenders in accordance with any agreement among the Borrower and such Lender in respect of this Amendment and the transactions contemplated in connection herewith.
The Administrative Agent is hereby authorized and directed to declare this Amendment Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the ULCA. Such declaration shall be final, conclusive and binding upon all parties to the ULCA for all purposes.
Section 5. Effect of Amendment.
(a)Upon the Eighth Amendment Effective Date, from and after the date hereof (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the ULCA, and each reference in each other Loan Document to “the ULC Agreement”, “the ULCA”, “thereunder”, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as amended by this Amendment Agreement and (ii) this Amendment Agreement shall be deemed to be a Loan Document for all purposes of the ULCA (as amended by this Amendment Agreement) and the other Loan Documents.

(b)Except as specifically set forth in this Amendment Agreement, the ULCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
Section 6. General.
(a)GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the ULCA Collateral Agent, the Account Bank, the Issuing Banks, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the
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“Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Eighth Amendment Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Amendment Agreement, the ULCA or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the ULCA or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Eighth Amendment Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Amendment Agreement, the ULCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.

(c)This Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment Agreement by email or facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)In accordance with Section 9.5 of the ULCA, the Borrower shall pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment Agreement and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and the Collateral Agent and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform.

(e)This Amendment Agreement is a “Loan Document” as defined and described in the ULCA and all of the terms and provisions of the ULCA relating to Loan Documents shall apply hereto.

(f)The provisions of Sections 9.12 and 9.16 of the ULCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

(g)The headings of this Amendment Agreement are used for convenience of reference only, are not part of this Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment Agreement.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC

NFE ULCA – Eighth Amendment Agreement

NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:            ______________________________

NFE ULCA – Eighth Amendment Agreement

    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

NFE ULCA – Eighth Amendment Agreement

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

ATLANTIC POWER HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Eighth Amendment Agreement

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative

                    NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.

By:
Name:    Christopher S. Guinta
Title:         Manager

By:
Name:    Brannen Graybill McElmurray
Title:         Manager

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Eighth Amendment Agreement

NFE INTERNATIONAL HOLDINGS 1 LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Eighth Amendment Agreement

MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By:
Name:     Christopher S. Guinta
Title:     Legal Representative

NFE PIPECO ONSHORE, S. DE R.L. DE C.V.
By:
Name:     Christopher S. Guinta
Title:    Legal Representative

NFE ULCA – Eighth Amendment Agreement

                    NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Eighth Amendment Agreement

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Eighth Amendment Agreement

NFE ULCA – Eighth Amendment Agreement

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
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Title:

NATIXIS, NEW YORK BRANCH, as a Lender

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Title:

By:
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Title:

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Eighth Amendment Agreement
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HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Eighth Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

NFE ULCA – Eighth Amendment Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Eighth Amendment Agreement

Annex A

Amended ULCA
(See attached.)

NFE ULCA – Eighth Amendment Agreement